UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3458

Waddell & Reed Advisors Fixed Income Funds, Inc.

 (Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

 (Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

 (Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

      SEPTEMBER 30, 2004

Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors Limited-Term Bond Fund

CONTENTS

3	President's Letter
5	Government Securities Fund
22	Limited-Term Bond Fund
40	Notes to Financial Statements
46	Report of Independent Registered Public Accounting Firm
47	Income Tax Information
48	Directors and Officers
53	Annual Privacy Notice
55	Proxy Voting Information
56	Quarterly Portfolio Schedule Information
57	Householding Notice
58	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Fixed Income Funds, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus and current Fund performance information.

President's Letter

      September 30, 2004

DEAR SHAREHOLDER:

The 12-month period ended September 30, 2004 offered positive results for most investors. The last calendar quarter of 2003 showed exceptionally strong economic and market gains, while most of 2004 yielded considerably more restrained performance. Overall stock market returns were still substantial, with the S&P 500 returning 13.87 percent for the 12-month period. Bonds also showed positive performance during the period, with the Lehman Brothers U.S. Credit Index returning 4.43 percent for the 12 months.

Ups and Downs in a Year of Contrasts

A flurry of activity sent the economy and market spiraling upward in the last quarter of 2003. The Jobs and Growth Tax Relief Reconciliation Act accelerated income tax reductions, provided parents with advance payments of child tax credits and slashed dividend and capital gains tax rates. The Federal Reserve Board cut interest rates to historic lows. Government spending increased significantly, and the Treasury engineered a decline in the value of the dollar. All of this fiscal and monetary stimulus had the intended effect: the economy improved sharply, with GDP rising significantly. Corporate profits rose, the stock market experienced a huge rally and the year ended on a high note.

As 2004 unfolded, uncertainties began to cloud the landscape. The situation in Iraq, the anticipation of rising interest rates and concern over a possible economic slowdown in China all played a role in muting market returns. In addition, the Federal Reserve Board went into tightening mode, raising interest rates on June 30 for the first time in nearly four years. As the period came to a close, the high price of oil picked the pockets of both consumers and corporations and acted as a drag on economic growth. Election uncertainty, hurricanes and talk about the economy hitting a "soft spot" also shook investor confidence.

The Next 12 Months

Looking ahead, we are reasonably optimistic about the economy and the markets. While economic growth certainly slowed in 2004, that wasn't entirely unexpected. The previous growth rate - fueled by the combination of tax cuts, higher government spending and interest rate reductions mentioned above - was, in our view, unsustainably high. Now that we've passed the one-year anniversary of the government's stimulus package, we feel that we can expect lower, but still respectable, economic growth. We see GDP expanding in the 3 percent range, steady job creation, relatively tame inflation and continued strength in corporate earnings.

However, we do anticipate some moderation in the growth of the economy due to higher energy prices and the slow tightening of monetary policy. But as long as inflation remains in check, we do not expect the Fed to aggressively raise interest rates. A gradual rise seems much more likely in our opinion.

As for the markets, we think that many of the current uncertainties will be resolved and that investors will once again focus on the positives: strong corporate earnings, ongoing job creation and solid economic growth. History suggests that the stock market generally follows corporate profit trends, which are currently positive. Once the overhangs, such as election uncertainty and rising energy prices, are out of the way, we believe stock prices should follow earnings and show moderate but solid gains.

Keep in mind, however, that uncertainty is a core feature of the financial markets. That's why we believe that adhering to the fundamental principles of investing is the best way to achieve your long-term financial goals. By investing regularly and diversifying your portfolio among different asset classes and investment styles, you can maximize the potential for return and help reduce risk. You'll also be better equipped to handle market volatility.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, can be your key to a sound financial future.

Questions and Comments

In the following pages of this report, your portfolio manager discusses factors that affected your Funds' performance over the past 12 months and offers insights into his outlook for the future. If you have any questions or comments regarding this annual report or your investment in Waddell & Reed Advisors Funds, please contact your financial advisor or call us at 1.888.WADDELL. You can visit us online at www.waddell.com for the most current performance information.

Thank you for your continuing confidence in the Waddell & Reed Advisors Funds.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report as stated on the cover. The President's views are subject to change at any time based on market and other conditions and no forecasts can be guaranteed.

Manager's Discussion of
Government Securities Fund

      September 30, 2004

An interview with James C. Cusser, CFA, portfolio manager of Waddell & Reed Advisors Government Securities Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended September 30, 2004.

How did the Fund perform during the last fiscal year?

The Class A shares of the Fund declined 2.28 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 2.06 percent. This compares with the Citigroup Treasury/Govt. Sponsored/Mortgage Bond Index (reflecting the performance of securities that generally represent the U.S. government securities market, including mortgage-backed securities), which increased 3.48 percent for the year, and the Lipper General U.S. Government Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 2.21 percent for the year. It should be noted that the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?

In relation to its benchmark index, we believe the Fund underperformed in part because the index does not include management fees and the Fund's return does. In addition, the Fund's return was adversely affected by the impact of the Fund's sales load. On the positive side, the Fund's greater weighting in mortgage-backed securities than other funds in its category helped performance during the fiscal year. Mortgage-backed securities typically yield more than U.S. Treasury bonds or U.S. government agency debentures (areas in which the Fund was underweighted), and mortgages had some capital gains during the period as the interest rate spread (the difference in yield) narrowed over the course of the year.1

What other market conditions or events influenced the Fund's performance during the fiscal year?

Although the markets were full of activity, there wasn't much net change in the bond markets. Over the year ended September 30, short-term rates may have risen by about 100 basis points (1 percent), but longer-term interest rates, the area in which most bond money is made or lost, barely budged. For example, in the past 12 months, the 10-year Treasury bond rose a mere 18 basis points (0.18 percent), and the 30-year Treasury rose a scant 0.0096 percent. The Federal Reserve Board drove short-term rates higher from historic lows in the prior year, and this resulted in a lowering of growth expectations and a flattening of the Treasury yield curve (in other words, the difference between short- and long-term interest rates declined).

This narrowing of spread between short and long-term rates is often bad for mortgage-backed bonds, which constitute the bulk of the Government Securities Fund. In this past year, however, that wasn't the case. In fact, mortgage-backed securities outperformed their benchmark Treasury bonds. Mortgage-backed securities benefited from the continuing decline in market volatility. That's because the more certain a mortgage's prepayment, the more valuable the mortgage security generally becomes.

The overriding factor influencing the market over the past 12 months was the continuing war on terror and the rise in commodity prices. Both of these factors seemed to have dampened economic growth. In terms of commodity prices, the effect on economic growth and inflation generally depends on the state of the economy when the commodity prices begin to rise. In the current situation, the economy has been increasing its productivity and labor force participation has been declining. The economy is sufficiently slack, in our opinion, so that rising commodity prices have not been passed on to consumers, and inflation remains low at the consumer level. Low inflation is the good news; the bad news is that, in our view, growth ought to continue to slow. We do expect the economy to grow, but at a slower pace than during the 2003 to 2004 period.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We continued to overweight mortgage-backed securities relative to an index weighting. Additionally, we employed a "barbelled" portfolio. That is, much of the non-mortgage portion of the portfolio was split between shorter- and longer-term bond maturities. This was done for two reasons. One, we expect the yield curve to flatten, and a barbelled structure will typically take greater advantage of this expectation than a non-barbelled portfolio for the same overall exposure to interest rate risk. Two, if we are wrong about a placid 2005 interest rate market, and the market is much more volatile, a barbelled portfolio will, in our view, be better able to withstand that volatility.

What industries or sectors look attractive to you going forward?

As mentioned above, we overweighted mortgage-backed securities, and intend to continue to do so. Going forward, our general outlook is that the continuing war on terror, slow job growth and economic productivity will likely make for continued calm in the already historically low-volatility bond market.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

1Please note that securities issued by U.S. Government-sponsored entities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks ("FHLBs") are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Government Securities Fund, Class A Shares(1)	$17,380
Citigroup Treasury/Government Sponsored/Mortgage Bond Index	$19,495
Lipper General U.S. Government Funds Universe Average	$17,891

W&R ADVISORS GOVERNMENT SECURITIES FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED SEPTEMBER 30, 2004

		W&R ADVISORS	CITIGROUP	LIPPER
		GOVERNMENT	TREASURY/GOVT.	GENERAL U.S.
		SEC. FUND	SPONSORED/	GOVT. FUNDS
		CLASS A SHARES	MORTGAGE INDEX	UNIVERSE AVG.

MARCH 31	1995	9,575	10,000	10,000
MARCH 31	1996	10,579	11,053	10,947
MARCH 31	1997	10,976	11,595	11,324
MARCH 31	1998	12,276	12,955	12,645
MARCH 31	1999	12,943	13,806	13,326
MARCH 31	2000	13,179	14,126	13,439
SEPT 30	2000	13,702	14,825	14,002
SEPT 30	2001	15,439	16,724	15,786
SEPT 30	2002	16,631	18,192	17,108
SEPT 30	2003	17,029	18,840	17,504
SEPT 30	2004	17,380	19,495	17,891

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 9-30-04	-2.28%	-2.81%	1.20%	2.49%
5-year period ended 9-30-04	5.23%	-	-	6.52%
10-year period ended 9-30-04	6.24%	-	-	-
Since inception of Class(3) through 9-30-04	-	4.94%	5.36%	6.31%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares, 10-8-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

      GOVERNMENT SECURITIES FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2004.

Actual Expenses

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended September 30, 2004	Beginning Account Value 3-31-04	Ending Account Value 9-30-04	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$1,002	1.15%	$5.78
Class B	1,000	997	2.07	10.34
Class C	1,000	997	2.01	10.07
Class Y	1,000	1,004	0.76	3.84
Based on 5% Return(2)
Class A	$1,000	$1,019	1.15%	$5.84
Class B	1,000	1,015	2.07	10.44
Class C	1,000	1,015	2.01	10.16
Class Y	1,000	1,021	0.76	3.87

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2004, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF GOVERNMENT SECURITIES FUND

Portfolio Highlights

On September 30, 2004, Waddell & Reed Advisors Government Securities Fund had net assets totaling $257,758,460 invested in a diversified portfolio:

As a shareholder of the Fund, for every $100 you had invested on September 30, 2004, your Fund owned:

Mortgage-Backed Obligations	$77.38
Agency Obligations	$10.85
Treasury Obligations	$9.95
Cash and Cash Equivalents	$1.82

The Investments of Government Securities Fund

September 30, 2004
UNITED STATES GOVERNMENT SECURITIES	Principal Amount in Thousands	Value

Agency Obligations - 10.85%
Federal Home Loan Mortgage Corporation:
3.25%, 2-25-08	$6,000	$5,946,588
4.125%, 2-24-11	1,400	1,377,832
Rowan Companies, Inc.,
2.8%, 10-20-13	2,714	2,583,454
Tennessee Valley Authority:
4.875%, 12-15-16	9,000	9,538,506
5.88%, 4-1-36	7,750	8,514,700

Total Agency Obligations		27,961,080

Mortgage-Backed Obligations - 77.38%
Federal Agricultural Mortgage Corporation, Guaranteed Agricultural Mortgage-Backed Securities,
7.066%, 1-25-12	3,639	3,781,238
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.5%, 3-15-14	3,380	3,505,263
4.0%, 5-15-16	6,669	6,674,125
4.0%, 10-15-16	6,231	6,219,751
5.0%, 5-15-23	8,000	7,853,986
6.0%, 3-15-29	1,301	1,350,592
7.5%, 9-15-29	4,360	4,773,130
4.0%, 2-15-30	3,000	2,977,921
6.5%, 6-15-30	386	387,579
4.25%, 3-15-31	3,667	3,641,104
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
7.5%, 9-1-07	10	10,168
5.5%, 3-1-18	5,508	5,704,928
8.0%, 2-1-23	144	158,055
6.5%, 11-1-24	204	214,848
7.0%, 12-1-25	565	602,140
6.0%, 11-1-28	3,146	3,259,326
7.0%, 5-1-31	77	81,207
6.5%, 11-1-31	1,387	1,456,531
6.0%, 2-1-32	896	926,994
6.5%, 6-1-32	673	707,040
5.5%, 3-1-33	10,370	10,534,597
Federal Home Loan Mortgage Corporation Non-Agency REMIC/CMO:
5.5%, 12-15-13 (Interest Only)	933	213,208
5.0%, 4-15-18	3,950	3,949,909
5.5%, 4-15-24 (Interest Only)	4,588	443,645
5.0%, 7-15-29 (Interest Only)	3,585	604,880
5.5%, 10-1-34 (Interest Only)	7,186	860,083
Federal National Mortgage Association Agency REMIC/CMO:
5.0%, 3-25-18	7,000	7,057,077
5.0%, 6-25-18	6,000	5,961,120
5.5%, 2-25-32	4,500	4,592,630
4.0%, 11-25-32	2,536	2,520,677
4.0%, 2-25-33	2,093	2,094,041
4.0, 3-25-33	5,206	5,174,937
3.5%, 8-25-33	8,228	8,024,746
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
7.135%, 6-1-07	5,245	5,643,155
7.15%, 6-1-07	2,128	2,290,584
5.5%, 1-1-17	1,634	1,693,042
6.0%, 1-1-17	1,207	1,266,691
5.5%, 7-1-17	914	946,988
5.5%, 12-1-17	2,939	3,043,624
5.0%, 3-1-18	9,326	9,501,614
5.5%, 10-1-23	2,966	3,039,641
7.0%, 12-1-23	610	651,548
5.0%, 4-1-24	4,327	4,341,462
7.42%, 10-1-25	5,648	6,565,003
Federal National Mortgage Association Non-Agency REMIC/CMO:
5.0%, 3-25-18 (Interest Only)	2,660	297,807
5.0%, 5-25-18	10,000	10,025,374
5.0%, 3-25-33	4,000	4,092,000
Government National Mortgage Association Agency REMIC/CMO,
5.0%, 1-20-32	4,307	4,275,724
Government National Mortgage Association, Fixed Rate Pass-Through Certificates:
7.0%, 7-15-23	400	428,955
7.0%, 8-20-27	83	88,765
6.5%, 7-15-28	857	907,056
9.75%, 11-15-28	2,802	3,097,164
6.5%, 5-15-29	645	682,835
7.75%, 10-15-31	1,885	2,001,101
Government National Mortgage Association, Non-Agency REMIC/CMO,
5.5%, 6-20-28 (Interest Only)	8,077	1,006,386
Guaranteed Development Company Participation Certificates, Series 1995-20 F, Guaranteed by the United States Small Business Administration (an Independent Agency of the United States),
6.8%, 6-1-15	1,721	1,841,480
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust:
2000-2 Class 1-D,
7.5%, 9-15-26	303	303,916
2001-1 Class 2-E,
7.0%, 1-15-28	3,933	3,998,635
2001-3 Class G,
6.5%, 4-15-27	2,500	2,578,171
2002-1 Class 2-G,
6.5%, 10-15-25	3,500	3,580,699
2002-3 Class G,
6.0%, 2-15-30	4,000	4,192,831
2003-1 Class D,
5.75%, 12-15-25	4,000	4,075,680
2003-1 Class E,
5.75%, 4-15-27	4,000	4,124,445
2003-2 Class D,
5.0%, 11-15-23	750	769,392
2003-2 Class E,
5.0%, 12-15-25	1,750	1,791,176

Total Mortgage-Backed Obligations		199,460,420

Treasury Obligations - 9.95%
United States Treasury Bond,
6.125%, 11-15-27	8,250	9,577,738
United States Treasury Notes:
3.5%, 11-15-06	3,000	3,052,617
4.75%, 11-15-08	10,500	11,130,000
5.0%, 2-15-11	1,750	1,881,455

Total Treasury Obligations		25,641,810

TOTAL UNITED STATES GOVERNMENT SECURITIES - 98.18%		$253,063,310

(Cost: $249,444,718)

TOTAL SHORT-TERM SECURITIES - 1.31%	$3,388,000

(Cost: $3,388,000)

TOTAL INVESTMENT SECURITIES - 99.49%	$256,451,310

(Cost: $252,832,718)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.51%	1,307,150

NET ASSETS - 100.00%	$257,758,460

Notes to Schedule of Investments

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      GOVERNMENT SECURITIES FUND
      September 30, 2004
      (In Thousands, Except fot Per Share Amounts)

ASSETS
Investment securities - at value (cost-$252,833) (Notes 1 and 3)	$256,451
Cash	56
Receivables:
Interest	2,041
Fund shares sold	457
Investment securities sold	1
Prepaid and other assets	41

Total assets	259,047

LIABILITIES
Payable to Fund shareholders	1,018
Accrued shareholder servicing (Note 2)	98
Dividends payable	88
Accrued service fee (Note 2)	48
Accrued accounting and administrative services fees (Note 2)	8
Accrued management fee (Note 2)	3
Accrued distribution fee (Note 2)	2
Other	24

Total liabilities	1,289

Total net assets	$257,758

NET ASSETS
$0.01 par value capital stock:
Capital stock	$459
Additional paid-in capital	252,280
Accumulated undistributed income:
Accumulated undistributed net realized gain on investment transactions	1,400
Net unrealized appreciation in value of investments	3,619

Net assets applicable to outstanding units of capital	$257,758

Net asset value per share (net assets divided by shares outstanding):
Class A	$5.62
Class B	$5.62
Class C	$5.62
Class Y	$5.62
Capital shares outstanding:
Class A	39,426
Class B	3,608
Class C	2,131
Class Y	735
Capital shares authorized	1,500,000

See Notes to Financial Statements

Statement of Operations
      GOVERNMENT SECURITIES FUND
      For the Fiscal Year Ended September 30, 2004
      (In Thousands)

INVESTMENT INCOME
Interest and amortization (Note 1B):	$14,506

Expenses (Note 2):
Investment management fee	1,451
Shareholder servicing:
Class A	766
Class B	105
Class C	58
Class Y	6
Service fee:
Class A	591
Class B	58
Class C	37
Distribution fee:
Class A	17
Class B	173
Class C	110
Accounting and administrative services fees	97
Custodian fees	20
Legal fees	15
Audit fees	14
Other	253

Total expenses	3,771

Net investment income	10,735

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	1,710
Unrealized depreciation in value of investments	(6,629)

Net loss on investments	(4,919)

Net increase in net assets resulting from operations	$5,816

See Notes to Financial Statements

Statement of Changes in Net Assets
      GOVERNMENT SECURITIES FUND
      (In Thousands)

	For the fiscal year ended September 30,
	2004	2003

DECREASE IN NET ASSETS
Operations:
Net investment income	$10,735	$14,889
Realized net gain on investments	1,710	2,865
Unrealized depreciation	(6,629)	(8,667)

Net increase in net assets resulting from operations	5,816	9,087

Distributions to shareholders from (Note 1D):(1)
Net investment income:
Class A	(9,467)	(12,955)
Class B	(666)	(940)
Class C	(435)	(706)
Class Y	(167)	(288)
Realized gains on investment transactions:
Class A	(966)	-
Class B	(90)	-
Class C	(60)	-
Class Y	(14)	-

	(11,865)	(14,889)

Capital share transactions (Note 5)	(84,437)	(5,155)

Total decrease	(90,486)	(10,957)
NET ASSETS
Beginning of period	348,244	359,201

End of period	$257,758	$348,244

Undistributed net investment income	$-	$-

(1)See "Financial Highlights" on pages 18 - 21.

See Notes to Financial Statements

Financial Highlights
      GOVERNMENT SECURITIES FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,				For the fiscal period ended		For the fiscal year ended March 31,
	2004	2003	2002	2001	9-30-00		2000

Net asset value, beginning of period	$5.72	$5.80	$5.63	$5.27	$5.22		$5.43

Income (loss) from investment operations:
Net investment income	0.21	0.22	0.25	0.29	0.15		0.31
Net realized and unrealized gain (loss) on investments	(0.08)	(0.08)	0.17	0.36	0.05		(0.21)

Total from investment operations	0.13	0.14	0.42	0.65	0.20		0.10

Less distributions from:
Net investment income	(0.21)	(0.22)	(0.25)	(0.29)	(0.15)		(0.31)
Capital gains	(0.02)	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)

Total distributions	(0.23)	(0.22)	(0.25)	(0.29)	(0.15)		(0.31)

Net asset value, end of period	$5.62	$5.72	$5.80	$5.63	$5.27		$5.22

Total return(1)	2.06%	2.40%	7.72%	12.68%	3.97%		1.82%
Net assets, end of period (in millions)	$221	$297	$303	$168	$114		$117
Ratio of expenses to average net assets	1.19%	1.05%	1.04%	1.11%	1.12	%(2)	1.12%
Ratio of net investment income to average net assets	3.82%	3.76%	4.40%	5.32%	5.85	%(2)	5.77%
Portfolio turnover rate	13%	93%	27%	32%	16%		27%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements

Financial Highlights
      GOVERNMENT SECURITIES FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,				For the fiscal period ended		For the period from 10-4-99(1) to
	2004	2003	2002	2001	9-30-00		3-31-00

Net asset value, beginning of period	$5.72	$5.80	$5.63	$5.27	$5.22		$5.25

Income (loss) from investment operations:
Net investment income	0.16	0.17	0.20	0.24	0.13		0.13
Net realized and unrealized gain (loss) on investments	(0.08)	(0.08)	0.17	0.36	0.05		(0.03)

Total from investment operations	0.08	0.09	0.37	0.60	0.18		0.10

Less distributions from:
Net investment income	(0.16)	(0.17)	(0.20)	(0.24)	(0.13)		(0.13)
Capital gains	(0.02)	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)

Total distributions	(0.18)	(0.17)	(0.20)	(0.24)	(0.13)		(0.13)

Net asset value, end of period	$5.62	$5.72	$5.80	$5.63	$5.27		$5.22

Total return	1.12%	1.53%	6.79%	11.70%	3.56%		1.88%
Net assets, end of period (in millions)	$20	$28	$27	$9	$2		$1
Ratio of expenses to average net assets	2.12%	1.90%	1.90%	1.98%	1.92	%(2)	1.85	%(2)
Ratio of net investment income to average net assets	2.89%	2.91%	3.51%	4.33%	5.04	%(2)	5.19	%(2)
Portfolio turnover rate	13%	93%	27%	32%	16%		27	%(2)

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements

Financial Highlights
      GOVERNMENT SECURITIES FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended September 30,	For the fiscal period ended	For the period from 10-8-99(1) to
2004	2003	2002	2001	9-30-00	3-31-00

Net asset value, beginning of period	$5.72	$5.80	$5.63	$5.27	$5.22	$5.23

Income (loss) from investment operations:
Net investment income	0.17	0.17	0.20	0.25	0.13	0.12
Net realized and unrealized gain (loss) on investments	(0.08)	(0.08)	0.17	0.36	0.05	(0.01)

Total from investment operations	0.09	0.09	0.37	0.61	0.18	0.11

Less distributions from:
Net investment income	(0.17)	(0.17)	(0.20)	(0.25)	(0.13)	(0.12)
Capital gains	(0.02)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.19)	(0.17)	(0.20)	(0.25)	(0.13)	(0.12)

Net asset value, end of period	$5.62	$5.72	$5.80	$5.63	$5.27	$5.22

Total return	1.20%	1.58%	6.86%	11.79%	3.48%	2.08%
Net assets, end of period (in thousands)	$11,964	$19,328	$21,505	$6,273	$714	$269
Ratio of expenses to average net assets	2.04%	1.85%	1.85%	1.85%	2.06	%(2)	2.07	%(2)
Ratio of net investment income to average net assets	2.97%	2.96%	3.58%	4.47%	4.90	%(2)	4.98	%(2)
Portfolio turnover rate	13%	93%	27%	32%	16%	27	%(2)

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements

Financial Highlights
      GOVERNMENT SECURITIES FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,				For the fiscal period ended		For the fiscal year ended March 31,
	2004	2003	2002	2001	9-30-00		2000

Net asset value, beginning of period	$5.72	$5.80	$5.63	$5.27	$5.22		$5.43

Income (loss) from investment operations:
Net investment income	0.24	0.23	0.26	0.31	0.16		0.33
Net realized and unrealized gain (loss) on investments	(0.08)	(0.08)	0.17	0.36	0.05		(0.21)

Total from investment operations	0.16	0.15	0.43	0.67	0.21		0.12

Less distributions from:
Net investment income	(0.24)	(0.23)	(0.26)	(0.31)	(0.16)		(0.33)
Capital gains	(0.02)	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)

Total distributions	(0.26)	(0.23)	(0.26)	(0.31)	(0.16)		(0.33)

Net asset value, end of period	$5.62	$5.72	$5.80	$5.63	$5.27		$5.22

Total return	2.49%	2.72%	8.03%	13.04%	4.16%		2.20%
Net assets, end of period (in millions)	$4	$4	$8	$3	$3		$2
Ratio of expenses to average net assets	0.77%	0.73%	0.74%	0.79%	0.77	%(1)	0.75%
Ratio of net investment income to average net assets	4.24%	4.07%	4.69%	5.64%	6.20	%(1)	6.15%
Portfolio turnover rate	13%	93%	27%	32%	16%		27%

(1)Annualized.

See Notes to Financial Statements

Manager's Discussion of Limited-Term Bond Fund

      September 30, 2004

An interview with W. Patrick Sterner, CFA, portfolio manager of Waddell & Reed Advisors Limited-Term Bond Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended September 30, 2004.

How did the Fund perform during the last fiscal year?

Class A shares of the Fund declined 3.11 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 1.20 percent for the fiscal year. This compares with the Citigroup 1-5 Years Treasury/ Government Sponsored/Credit Index (reflecting the performance of securities that generally represent the short- and intermediate-term bond market), which increased 1.89 percent for the period, and the Lipper Short-Intermediate Investment Grade Debt Funds Universe Average (reflecting the performance of funds with similar investment objectives), which increased 1.88 percent for the period. It should be noted that the values for the benchmark index and the Lipper category do not reflect a sales load.

What affected Fund performance, relative to its benchmark index, during the fiscal year?

Several factors contributed positively to the Fund's performance over the past year, the most important of which was an overweighting in both corporate bonds and mortgage-backed securities. These were the best performing sectors of the fixed income market last year. In addition, exposure to waste-disposal companies, defense contractors and electric utilities within the corporate sector helped enhance overall return.1

Returns were negatively impacted by the short maturity of the Fund. Even though interest rates increased across the yield curve over the last 12 months, the upward move in rates was much more pronounced in the shorter maturities. While the yield on the two-year Treasury note rose from 1.47 percent to 2.60 percent (113 basis points), the 10-year Treasury rose from 3.94 percent to 4.12 percent, or only 18 basis points. This bearish flattening of the yield curve allowed long maturity bonds to outperform shorter bonds on a total return basis. The Fund lacked significant exposure to securities with maturities longer than five years and therefore didn't capture the additional return provided by them.

What other market conditions or events influenced the Fund's return during the fiscal year?

A steadily growing economy and improving corporate credit fundamentals were reflected in the market as spreads on corporate bonds continued to tighten. The tightening was most pronounced in lower-rated securities. For the last 12 months, Baa-rated bonds outperformed A-rated bonds by close to 200 basis points. The Fund held over 25 percent in BBB securities, but their short maturity held back relative performance.

The Fund's corporate bond exposure was concentrated in the one-to-four-year maturity range, and although shorter corporates performed well, the longer end of the corporate sector outperformed them by a wide margin.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our management style attempts to identify relative value opportunities between sectors of the market. Those sectors include Treasuries, agencies, corporates and mortgage-backed securities. We expected interest rates to increase gradually over the year, which we felt would favor mortgage-backed securities with limited extension risk, and we also felt that intermediate corporate bonds offered good value. As a result, we emphasized those sectors in the Fund, which helped overall performance.

What is your outlook and what looks attractive to you going forward?

We expect interest rates to move gradually higher over the next year as we anticipate the economy expanding and job growth beginning to exhibit sustainability. We believe the Federal Reserve will likely continue to raise short-term rates, at least until a neutral federal funds level is reached, which we believe is probably around 3 to 4 percent. We also feel that corporate credit spreads are now so tight that there is little upside potential in owning corporate bonds, except in selected names. With this backdrop, we intend to continue to remain short duration while emphasizing mortgage-backed securities with limited extension risk.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

1Please note that securities issued by U.S. Government-sponsored entities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks ("FHLBs") are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Limited-Term Bond Fund, Class A Shares (1)	$9,951
Citigroup 1-5 Years Treasury/ Government Sponsored/Credit Index	$10,822
Lipper Short-Intermediate Investment Grade Debt Funds Universe Average	$11,000

W&R ADVISORS LIMITED-TERM BOND FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED SEPTEMBER 30, 2004

				LIPPER
				SHORT-INTERMEDIATE
		W&R ADVISORS	CITIGROUP	INVESTMENT GRADE
		LIMITED-TERM BOND FUND	GOVT/CREDIT 1-5 YR	DEBT FUNDS
		CLASS A SHARES	INDEX	UNIVERSE AVG.

9/3/02		9,425	10,000	10,000
SEPT	2002	9,482	10,130	10,313
SEPT	2003	9,833	10,622	10,798
SEPT	2004	9,951	10,822	11,000

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 9-30-04	-3.11%	-3.69%	0.37%	1.68%
5-year period ended 9-30-04	-	-	-	-
10-year period ended 9-30-04	-	-	-	-
Since inception of Class(3) through 9-30-04	0.52%	0.30%	1.75%	3.08%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)9-3-02 for all classes of shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

      LIMITED-TERM BOND FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2004.

Actual Expenses

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended September 30, 2004	Beginning Account Value 3-31-04	Ending Account Value 9-30-04	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$998	1.29%	$6.46
Class B	1,000	993	2.21	11.05
Class C	1,000	994	2.13	10.65
Class Y	1,001	1,001	0.79	3.98
Based on 5% Return(2)
Class A	$1,000	$1,019	1.29%	$6.53
Class B	1,000	1,014	2.21	11.17
Class C	1,000	1,014	2.13	10.76
Class Y	1,000	1,021	0.79	4.02

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2004, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF LIMITED-TERM BOND FUND

Portfolio Highlights

On September 30, 2004, Waddell & Reed Advisors Limited-Term Bond Fund had net assets totaling $176,992,231 invested in a diversified portfolio of:

95.47%	Bonds
4.53%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on September 30, 2004, your Fund owned:

Corporate Debt Securities	$52.55
Agency Obligations	$26.71
Treasury Obligations	$16.21
Cash and Cash Equivalents	$4.53

On September 30, 2004, the breakdown of bonds (by ratings) held by the Fund was as follows:

AAA	44.62%
A	18.66%
BBB	32.19%
Cash and Cash Equivalents	4.53%

The Investments of Limited-Term Bond Fund

September 30, 2004
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Aircraft - 3.09%
Raytheon Company,
6.75%, 8-15-07	$5,000	$5,468,605

Banks - 0.47%
First Union Corporation,
6.875%, 9-15-05	800	831,342

Broadcasting - 4.46%
Clear Channel Communications, Inc.,
4.625%, 1-15-08	3,000	3,055,050
Grupo Televisa, S.A.,
8.625%, 8-8-05	2,000	2,090,000
Viacom Inc.,
7.75%, 6-1-05	2,650	2,744,528

		7,889,578

Business Equipment and Services - 2.52%
USA Waste Services, Inc.,
7.125%, 10-1-07	4,050	4,467,996

Capital Equipment and Services - 2.34%
John Deere Capital Corporation:
5.125%, 10-19-06	1,000	1,040,378
4.5%, 8-22-07	3,000	3,099,870

		4,140,248

Chemicals - Specialty - 1.10%
Praxair, Inc.,
2.75%, 6-15-08	2,000	1,939,132

Finance Companies - 3.53%
Ford Motor Credit Company,
6.875%, 2-1-06	3,500	3,662,477
General Motors Acceptance Corporation,
6.625%, 10-15-05	2,500	2,586,825

		6,249,302

Food and Related - 3.72%
Cadbury Schweppes US Finance LLC,
3.875%, 10-1-08 (A)	3,000	3,006,039
Kellogg Company,
4.875%, 10-15-05	3,500	3,572,947

		6,578,986

Forest and Paper Products - 1.75%
Weyerhaeuser Company,
5.5%, 3-15-05	3,053	3,093,095

Insurance - Life - 2.01%
Lincoln National Corporation,
7.25%, 5-15-05	3,450	3,557,913

Insurance - Property and Casualty - 0.54%
American General Finance Corporation,
7.25%, 5-15-05	930	958,190

Leisure Time Industry - 1.64%
Walt Disney Company (The),
7.3%, 2-8-05	2,850	2,898,872

Multiple Industry - 7.77%
General Electric Capital Corporation,
2.85%, 1-30-06	3,000	3,007,665
Honeywell International Inc.,
6.875%, 10-3-05	700	728,213
Household Finance Corporation,
6.5%, 1-24-06	3,000	3,145,014
Kansas City Power & Light Company:
7.125%, 12-15-05	1,940	2,044,422
6.0%, 3-15-07	1,670	1,764,549
National Rural Utilities Cooperative Finance Corporation,
6.125%, 5-15-05	3,000	3,067,353

		13,757,216

Petroleum - International - 2.95%
Anadarko Petroleum Corporation,
5.375%, 3-1-07	3,000	3,166,626
Petroleos Mexicanos,
8.375%, 3-30-05	2,000	2,060,000

		5,226,626

Railroad - 3.63%
CSX Corporation,
6.25%, 10-15-08	3,152	3,417,033
Union Pacific Corporation,
7.6%, 5-1-05	2,925	3,008,129

		6,425,162

Utilities - Electric - 8.19%
Dominion Resources, Inc.,
7.625%, 7-15-05	4,230	4,392,094
FPL Group Capital Inc,
7.625%, 9-15-06	5,020	5,442,925
PacifiCorp,
6.75%, 4-1-05	2,985	3,044,082
Wisconsin Energy Corporation,
5.875%, 4-1-06	1,548	1,620,592

		14,499,693

Utilities - Telephone - 2.84%
Compania de Telecomunicaciones de Chile S.A.,
7.625%, 7-15-06	1,500	1,596,938
GTE Corporation,
6.36%, 4-15-06	3,264	3,426,841

		5,023,779

TOTAL CORPORATE DEBT SECURITIES - 52.55%		$93,005,735

(Cost: $92,564,770)

UNITED STATES GOVERNMENT SECURITIES

Agency Obligations - 5.75%
Federal Home Loan Mortgage Corporation,
3.625%, 9-15-08	5,000	5,025,555
Federal National Mortgage Association,
4.25%, 7-15-07	5,000	5,146,815

		10,172,370

Mortgage-Backed Obligations - 20.96%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
4.0%, 12-15-12	2,898	2,896,007
3.5%, 12-15-16	2,052	2,017,673
5.5%, 7-15-17 (Interest Only)	2,772	289,017
5.5%, 10-15-23 (Interest Only)	13,497	1,377,945
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
5.5%, 5-1-07	556	570,728
4.5%, 5-1-10	2,142	2,171,539
4.0%, 6-1-14	4,877	4,845,709
5.5%, 2-1-16	108	112,421
6.0%, 4-1-17	88	92,290
5.0%, 9-1-17	232	236,141
4.5%, 1-1-18	2,367	2,364,554
5.0%, 1-1-18	373	379,539
4.5%, 2-1-18	2,392	2,390,026
4.5%, 4-1-18	2,377	2,374,334
4.5%, 3-1-19	3,832	3,822,166
Federal Home Loan Mortgage Corporation Non-Agency REMIC/CMO,
5.5%, 10-1-34 (Interest Only)	4,301	514,877
Federal National Mortgage Association Agency REMIC/CMO,
5.0%, 3-25-16 (Interest Only)	4,928	424,450
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.0%, 6-1-16	35	37,223
5.5%, 1-1-17	174	180,185
5.5%, 2-1-17	151	156,348
5.5%, 2-1-17	55	57,369
5.5%, 2-1-17	30	31,292
6.0%, 5-1-17	40	41,948
5.0%, 12-1-17	356	362,585
5.5%, 1-1-18	1,622	1,679,829
5.0%, 3-1-18	2,373	2,415,942
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
5.5%, 10-15-17	107	111,981
5.0%, 12-15-17	543	558,501
4.0%, 9-15-18	2,725	2,664,755
3.75%, 1-20-34	1,923	1,917,667

		37,095,041

Treasury Obligations - 16.21%
United States Treasury Notes:
2.0%, 8-31-05	5,000	4,992,385
2.75%, 6-30-06	3,000	3,012,423
3.5%, 11-15-06	3,000	3,052,617
4.75%, 11-15-08	3,000	3,180,000
3.125%, 4-15-09	5,000	4,966,210
5.0%, 8-15-11	5,000	5,373,635
4.375%, 8-15-12	4,000	4,123,752

		28,701,022

TOTAL UNITED STATES GOVERNMENT SECURITIES - 42.92%		$75,968,433

(Cost: $75,937,586)

TOTAL SHORT-TERM SECURITIES - 3.59%		$6,347,084

(Cost: $6,347,084)

TOTAL INVESTMENT SECURITIES - 99.06%		$175,321,252

(Cost: $174,849,440)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.94%		1,670,979

NET ASSETS - 100.00%		$176,992,231

Notes to Schedule of Investments

(A)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of this security amounted to 1.70% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      LIMITED-TERM BOND FUND
      September 30, 2004
      (In Thousands, Except fot Per Share Amounts)

ASSETS
Investment securities - at value (cost-$174,849) (Notes 1 and 3)	$175,321
Cash	1
Receivables:
Interest	2,060
Fund shares sold	262
Prepaid and other assets	35

Total assets	177,679

LIABILITIES
Payable to Fund shareholders	527
Accrued shareholder servicing (Note 2)	65
Dividends payable	35
Accrued service fee (Note 2)	28
Accrued accounting and administrative services fees (Note 2)	6
Accrued management fee (Note 2)	2
Accrued distribution fee (Note 2)	1
Other	23

Total liabilities	687

Total net assets	$176,992

NET ASSETS
$0.01 par value capital stock:
Capital stock	$175
Additional paid-in capital	176,260
Accumulated undistributed income:
Accumulated undistributed net realized gain on investment transactions	85
Net unrealized appreciation in value of investments	472

Net assets applicable to outstanding units of capital	$176,992

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.14
Class B	$10.14
Class C	$10.14
Class Y	$10.14
Capital shares outstanding:
Class A	13,757
Class B	1,037
Class C	895
Class Y	1,766
Capital shares authorized	1,500,000

See Notes to Financial Statements

Statement of Operations
      LIMITED-TERM BOND FUND
      For the Fiscal Year Ended September 30, 2004
      (In Thousands)

INVESTMENT INCOME
Interest and amortization (Note 1B):	$4,865

Expenses (Note 2):
Investment management fee	730
Shareholder servicing:
Class A	420
Class B	51
Class C	33
Class Y	21
Service fee:
Class A	279
Class B	24
Class C	19
Distribution fee:
Class A	9
Class B	72
Class C	56
Accounting and administrative services fees	67
Audit fees	12
Custodian fees	11
Legal fees	9
Other	139

Total expenses	1,952

Net investment income	2,913

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	183
Unrealized depreciation in value of investments	(990)

Net loss on investments	(807)

Net increase in net assets resulting from operations	$2,106

See Notes to Financial Statements

Statement of Changes in Net Assets
      LIMITED-TERM BOND FUND
      (In Thousands)

	For the fiscal year ended September 30,
	2004	2003

INCREASE IN NET ASSETS
Operations:
Net investment income	$2,913	$1,553
Realized net gain (loss) on investments	183	(42)
Unrealized appreciation (depreciation)	(990)	1,416

Net increase in net assets resulting from operations	2,106	2,927

Distributions to shareholders from (Note 1D):(1)
Net investment income:
Class A	(2,359)	(1,260)
Class B	(108)	(55)
Class C	(92)	(36)
Class Y	(354)	(202)
Realized gains on investment transactions:
Class A	(44)	-
Class B	(4)	-
Class C	(3)	-
Class Y	(4)	-

	(2,968)	(1,553)

Capital share transactions (Note 5)	37,157	128,201

Total increase	36,295	129,575
NET ASSETS
Beginning of period	140,697	11,122

End of period	$176,992	$140,697

Undistributed net investment income	$-	$-

(1)See "Financial Highlights" on pages 36 - 39.

See Notes to Financial Statements

Financial Highlights
      LIMITED-TERM BOND FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,		For the period from 9-3-02(1) to
	2004	2003	9-30-02

Net asset value, beginning of period	$10.23	$10.05	$10.00

Income (loss) from investment operations:
Net investment income	0.21	0.19	0.01
Net realized and unrealized gain (loss) on investments	(0.09)	0.18	0.05

Total from investment operations	0.12	0.37	0.06

Less distributions from:
Net investment income	(0.21)	(0.19)	(0.01)
Capital gains	(0.00)*	(0.00)	(0.00)

Total distributions	(0.21)	(0.19)	(0.01)

Net asset value, end of period	$10.14	$10.23	$10.05

Total return(2)	1.20%	3.70%	0.61%
Net assets, end of period (in millions)	$139	$113	$4
Ratio of expenses to average net assets including voluntary expense waiver	1.28%	1.25%	0.09%
Ratio of net investment income to average net assets including voluntary expense waiver	2.05%	1.87%	0.13%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	1.28%	0.59%
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	- (3)	1.84%	-0.37%
Portfolio turnover rate	40%	24%	3%

*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements

Financial Highlights
      LIMITED-TERM BOND FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,		For the period from 9-3-02(1) to
	2004	2003	9-30-02

Net asset value, beginning of period	$10.23	$10.05	$10.00

Income (loss) from investment operations:
Net investment income	0.11	0.10	0.01
Net realized and unrealized gain (loss) on investments	(0.09)	0.18	0.05

Total from investment operations	0.02	0.28	0.06

Less distributions from:
Net investment income	(0.11)	(0.10)	(0.01)
Capital gains	(0.00)*	(0.00)	(0.00)

Total distributions	(0.11)	(0.10)	(0.01)

Net asset value, end of period	$10.14	$10.23	$10.05

Total return	0.27%	2.78%	0.55%
Net assets, end of period (in thousands)	$10,511	$10,155	$309
Ratio of expenses to average net assets including voluntary expense waiver	2.20%	2.15%	0.15%
Ratio of net investment income to average net assets including voluntary expense waiver	1.13%	0.97%	0.07%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (2)	2.18%	0.65%
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	- (2)	0.94%	-0.43%
Portfolio turnover rate	40%	24%	3%
*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements

Financial Highlights
      LIMITED-TERM BOND FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,		For the period from 9-3-02(1) to
	2004	2003	9-30-02

Net asset value, beginning of period	$10.23	$10.05	$10.00

Income (loss) from investment operations:
Net investment income	0.12	0.09	0.01
Net realized and unrealized gain (loss) on investments	(0.09)	0.18	0.05

Total from investment operations	0.03	0.27	0.06

Less distributions from:
Net investment income	(0.12)	(0.09)	(0.01)
Capital gains	(0.00)*	(0.00)	(0.00)

Total distributions	(0.12)	(0.09)	(0.01)

Net asset value, end of period	$10.14	$10.23	$10.05

Total return	0.37%	2.73%	0.55%
Net assets, end of period (in thousands)	$9,079	$6,946	$66
Ratio of expenses to average net assets including voluntary expense waiver	2.11%	2.11%	0.15%
Ratio of net investment income to average net assets including voluntary expense waiver	1.23%	1.01%	0.07%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (2)	2.14%	0.65%
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	- (2)	0.98%	-0.43%
Portfolio turnover rate	40%	24%	3%
*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements

Financial Highlights
      LIMITED-TERM BOND FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,		For the period from 9-3-02(1) to
	2004	2003	9-30-02

Net asset value, beginning of period	$10.23	$10.05	$10.00

Income (loss) from investment operations:
Net investment income	0.26	0.23	0.01
Net realized and unrealized gain (loss) on investments	(0.09)	0.18	0.05

Total from investment operations	0.17	0.41	0.06

Less distributions from:
Net investment income	(0.26)	(0.23)	(0.01)
Capital gains	(0.00)*	(0.00)	(0.00)

Total distributions	(0.26)	(0.23)	(0.01)

Net asset value, end of period	$10.14	$10.23	$10.05

Total return	1.68%	4.10%	0.63%
Net assets, end of period (in millions)	$18	$11	$7
Ratio of expenses to average net assets including voluntary expense waiver	0.80%	0.88%	0.07%
Ratio of net investment income to average net assets including voluntary expense waiver	2.55%	2.27%	0.13%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (2)	0.91%	0.57%
Ratio of net investment income (loss) to average net assets excluding voluntary expense waiver	- (2)	2.24%	-0.37%
Portfolio turnover rate	40%	24%	3%
*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements

Notes to Financial Statements

      September 30, 2004

Note 1 - Significant Accounting Policies

Waddell & Reed Advisors Fixed Income Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues two series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis and includes differences between cost and face amount on principal reductions of securities. See Note 3 - Investment Security Transactions.

C. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

D. Dividends and distributions - For each Fund, all of that Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Corporation's investment manager. The Corporation pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by each Fund at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rate

Government Securities Fund	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

Limited-Term Bond Fund	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

However, WRIMCO has agreed to waive a Fund's management fee on any day that the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Corporation, including maintenance of each Fund's records, pricing of each Fund's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, each of the Funds pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Corporation pays WRSCO a per account charge for shareholder servicing. The monthly fee is as follows for each Fund: $1.6958 for each shareholder account which was in existence at any time during the prior month and, for Class A shares, $.75 for each shareholder check drawn on the checking account of the Fund. With respect to Class Y shares, the Corporation pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. During the period ended September 30, 2004, W&R received the following amounts in gross sales commissions and deferred sales charges.

	Gross Sales Commissions	CDSC
		Class B	Class C

Government Securities Fund	$632,175	$120,519	$11,250
Limited-Term Bond Fund	565,003	44,433	6,641

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the period ended September 30, 2004, W&R paid the following amounts: Government Securities Fund - $434,961 and Limited-Term Bond Fund - $408,077.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Corporation paid Directors' regular compensation of $20,876, which are included in other expenses.

As of November 2003, the Corporation paid Frederick Vogel III special compensation of $164 for his service as lead independent director.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

Note 3 - Investment Security Transactions

Investment securities transactions for the period ended September 30, 2004 are summarized as follows:

	Government Securities Fund	Limited-Term Bond Fund

Purchases of investment securities, excluding short-term and U.S. government obligations	$-	$28,962,366
Purchases of U.S. government obligations	38,165,093	56,991,916
Purchases of short-term securities	1,239,202,605	631,701,192
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	-	31,803,315
Proceeds from U.S. government obligations	114,196,324	24,747,950
Proceeds from maturities and sales of short-term securities	1,249,616,938	624,184,989

For Federal income tax purposes, cost of investments owned at September 30, 2004 and the related appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation

Government Securities Fund	$253,089,731	$5,051,614	$1,690,035	$3,361,579
Limited-Term Bond Fund	174,849,440	873,635	401,823	471,812

Note 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended September 30, 2004 and the related capital loss carryover and post-October activity were as follows:

	Government Securities Fund	Limited-Term Bond Fund

Net ordinary income	$10,738,145	$3,084,579
Distributed ordinary income	10,715,006	2,946,026
Undistributed ordinary income	102,596	151,792

Realized long-term capital gains	1,710,181	-
Distributed long-term capital gains	1,130,118	-
Undistributed long-term capital gains	1,652,059	-

Capital loss carryover	-	-

Post-October losses deferred	-	30,433

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Note 5 - Multiclass Operations

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Funds.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal period ended September 30, 2004 are summarized below. Amounts are in thousands.

	Government Securities Fund	Limited- Term Bond Fund

Shares issued from sale of shares:
Class A	7,511	9,335
Class B	595	605
Class C	549	682
Class Y	131	793
Shares issued from reinvestment of dividends and/or distributions:
Class A	1,752	230
Class B	130	11
Class C	85	9
Class Y	32	35
Shares redeemed:
Class A	(21,732)	(6,804)
Class B	(2,037)	(572)
Class C	(1,884)	(474)
Class Y	(139)	(143)

Increase (decrease) in outstanding capital shares	(15,007)	3,707

Value issued from sale of shares:
Class A	$42,278	$94,532
Class B	3,350	6,131
Class C	3,091	6,902
Class Y	735	8,002
Value issued from reinvestment of dividends and/or distributions:
Class A	9,848	2,339
Class B	730	109
Class C	477	92
Class Y	179	355
Value redeemed:
Class A	(122,284)	(69,216)
Class B	(11,469)	(5,819)
Class C	(10,588)	(4,816)
Class Y	(784)	(1,454)

Increase (decrease) in outstanding capital	$(84,437)	$37,157

Transactions in capital stock for the fiscal period ended September 30, 2003 are summarized below. Amounts are in thousands.

	Government Securities Fund	Limited- Term Bond Fund
Shares issued from sale of shares:
Class A	34,465	13,520
Class B	3,308	1,190
Class C	2,621	876
Class Y	400	501
Shares issued from reinvestment of dividends:
Class A	2,124	121
Class B	157	5
Class C	119	3
Class Y	48	20
Shares redeemed:
Class A	(36,866)	(3,062)
Class B	(3,232)	(234)
Class C	(3,067)	(207)
Class Y	(1,098)	(92)

Increase (decrease) in outstanding capital shares	(1,021)	12,641

Value issued from sale of shares:
Class A	$198,292	$137,198
Class B	19,022	12,077
Class C	15,082	8,897
Class Y	2,292	5,078
Value issued from reinvestment of dividends:
Class A	12,188	1,228
Class B	899	54
Class C	681	35
Class Y	273	201
Value redeemed:
Class A	(211,401)	(31,149)
Class B	(18,543)	(2,382)
Class C	(17,562)	(2,105)
Class Y	(6,378)	(931)

Increase (decrease) in outstanding capital	$(5,155)	$128,201

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Fixed Income Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Government Securities Fund and Waddell & Reed Advisors Limited-Term Bond Fund (collectively the "Funds") comprising Waddell & Reed Advisors Fixed Income Funds, Inc., as of September 30, 2004, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising Waddell & Reed Advisors Fixed Income Funds, Inc. as of September 30, 2004, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 16, 2004

Income Tax Information

      September 30, 2004

Dividends are declared and recorded by each Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

The dividends are not eligible for the dividend received deduction.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from each Fund.

The Board of Directors of Waddell & Reed
Advisors Fixed Income Funds, Inc.

Each of the individuals listed below serves as a director for the Funds, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the portfolios in the Ivy Family of Funds. The Ivy Family of Funds consists of the portfolios in Ivy Funds and Ivy Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex.

Three of the four "interested" directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

DISINTERESTED DIRECTORS

James M. Concannon (56)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (65)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (71)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1998
Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1995
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: None

Joseph Harroz, Jr. (37)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (84)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (80)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (67)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (69)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

INTERESTED DIRECTORS

Robert L. Hechler (67)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director: None

Henry J. Herrmann (61)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President
Number of portfolios overseen by Director: 70
Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chairman, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present); Chairman and Director of Ivy Services, Inc.; Treasurer of WDR (1998 to 1999)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frank J. Ross, Jr. (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton & Welte, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Number of portfolios overseen by Director: 70
Director since: 1995; Chairman of the Board of Directors since: 1998
Principal Occupation(s) During Past 5 Years: Chairman, Director and Chief Executive Officer of WDR (1998 to present); Chairman and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999)
Other Directorships held by Director: Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

OFFICERS

Theodore W. Howard (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer Length of Time Served: Treasurer and Principal Accounting Officer, 28 years; Vice President, 17 years; Principal Financial Officer, 2 years
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (38)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Additional Information about Directors

Waddell & Reed Advisors Fixed Income Funds, Inc. Statement of Additional Information ("SAI") includes additional information about Corporation directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL and is also available on the Corporation's website, at
http://www.waddell.com.

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Fixed Income Funds, Inc. uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on Form N-PX through the Corporation's website at http://www.waddell.com and on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedule Information

Beginning with the quarter ending December 31, 2004, a complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the SEC on the Corporation's Form N-Q. Form NQ may be obtained in the following ways:

* On the SEC's website at http://www.sec.gov.

* For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by callling 1.800.SEC.0330.

* On the Corporation's website at http://www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Funds) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. We will not withhold taxes unless you make a written election to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

Waddell & Reed Advisors Funds
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

NUR1011A (9-04)

ITEM 2. CODE OF ETHICS

(a)

As of September 30, 2004, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2003	$18,500
	2004	20,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2003	$2,730
	2004	2,400

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2003	$1,830
	2004	3,700

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2003	$171
	2004	845

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$4,731 and $6,945 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $115,525 and $175,447 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant has no such procedures.

ITEM 10. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Fixed Income Funds, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date December 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date December 9, 2004

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date December 9, 2004